                                                               EXHIBIT 99.2

                                                               EXECUTION VERSION



                    AMENDMENT NO. 1 to DISPOSITION AGREEMENT (this "Agreement")
               dated as of the 5th day of June, 2000, among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (the "Company"), CROWN CASTLE UK HOLDINGS LIMITED, a company incorporated under the laws of England and Wales ("CCUK"), which was formerly known as Castle Transmission Services (Holdings) Ltd, FRANCE TELECOM S.A., a company incorporated under the laws of France ("FT"), TELEDIFFUSION DE FRANCE INTERNATIONAL S.A. ("TDF"), a wholly owned indirect subsidiary of FT and a company incorporated in France, and TRANSMISSION FUTURE NETWORKS B.V., a wholly owned indirect subsidiary of FT and a company organized under the laws of the Netherlands ("TFN"), and the FINANCIAL INSTITUTIONS (the "Financial Institutions") that have executed counterpart signature pages thereto.


                             W I T N E S S E T H :


          WHEREAS the Company, CCUK, FT, TDF and TFN have entered into a Disposition Agreement (the "Disposition Agreement") dated as of the 17th day of May, 2000; and

          WHEREAS, the Company, CCUK, FT, TDF and TFN desire to enter into this Amendment to amend the Disposition Agreement.

          Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Disposition Agreement, as amended hereby.

          NOW, THEREFORE, the Company, CCUK, FT, TDF and TFN, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:
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                                   ARTICLE I

                       Amendment to Disposition Agreement

          SECTION 1.01. Amendment to Disposition Agreement. Upon the effectiveness of this Amendment, the Disposition Agreement shall be and is hereby amended as set forth in paragraph (a) below.

               (a) The reference to "one Business Day" in the first clause of the first sentence of Section 4.01(a) shall be replaced by the phrase "30 calendar days".

          SECTION 1.02. Disposition Agreement. Except as expressly amended or modified herein, the Disposition Agreement (as amended hereby) shall continue in full force and effect in accordance with the provisions hereof and thereof as in existence on the date hereof. After the date hereof, any reference to the Disposition Agreement, shall mean the Disposition Agreement as amended by this Amendment.

                                   ARTICLE II

                                 Miscellaneous


          SECTION 2.01. Amendment and Waiver. This Amendment may not be amended, supplemented or discharged, and no provision hereof may be modified, except expressly by an instrument in writing signed by the parties hereto. Any term or provision of this Amendment may be waived, but only in writing by the party which is entitled to the benefit thereof. No waiver of any provision hereof by any party shall constitute a waiver thereof by any other party nor shall any such waiver constitute a continuing waiver of any matter by such party.

          SECTION 2.02. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute but one instrument. It shall not be necessary for each party to sign each counterpart so long as every party has signed at least one counterpart.
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                                                                               3

          SECTION 2.03. Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Amendment shall be in writing and may be given by any of the following methods: (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service. Notices shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for such party as shall be specified by notice given hereunder):

     If to the Company:  Crown Castle International Corp.
                         510 Bering Drive, Suite 500
                         Houston, TX 77057
                         Fax: (713) 570-3150
                         Attn:  General Counsel

     with a copy to:     Cravath, Swaine & Moore
                         Worldwide Plaza
                         825 Eighth Avenue
                         New York, NY 10019
                         Fax: (212) 474-3700
                         Attn:  Stephen L. Burns, Esq.

If to the           France Telecom
FT Group:           6, place d'Alleray
                    77505 Paris Cedex 15
                    France
                    Fax:  33 1 44 44 98 03
                    Attn: Eric Bouvier

with a copy to:     Allen & Overy
                    10 East 50th Street
                    New York, NY 10022
                    Fax: (212) 610-6399
                    Attn:  Cathleen E. McLaughlin, Esq.

if to a holder of
Restricted Shares:  To the address set forth
                    in the counterpart pursuant to which such holder becomes a party to the Disposition Agreement.

All such notices, requests, demands, waivers and communications shall be deemed received upon (i) actual receipt thereof by the addressee, (ii) actual delivery thereof to the appropriate address or (iii) in the case of a facsimile transmission, upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted
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                                                                               4

without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed to be received or the validity of such facsimile notice.

SECTION 2.04. Binding Effect; Assignment. This Amendment and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns; provided, however, that the provisions hereof shall not be binding upon and shall not inure to the benefit of any Financial Institution unless and until it has executed a counterpart to the Disposition Agreement. Neither this Amendment nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, including by operation of law, by any party hereto.

SECTION 2.05. Entire Agreement. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof.

SECTION 2.06. Expenses. Except as otherwise set forth in the Disposition Agreement, each of the parties hereto shall pay its own costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including the fees and expenses of counsel, irrespective of when incurred.

SECTION 2.07. Applicable Law and Jurisdiction; Service of Process. (a) This Amendment shall be construed in accordance with and governed by the law of the State of New York, regardless of the laws that might otherwise apply under applicable principles of conflicts of laws thereof.

(b) Any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance or breach of this Amendment or otherwise arising out of the execution hereof, including any claim based on contract, tort or statute, shall be determined, at the request of any party, by arbitration conducted in New York, New York, before and in accordance with the then-existing Rules for commercial Arbitration of the American Arbitration Association (the "Rules"), and any judgment or award rendered by the arbitrator shall be final, binding and
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                                                                               5

     unappealable. Any state or federal court having jurisdiction may enter a judgment, or issue an injunction or other equitable relief, on such award. Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, for purposes of entering such judgment or issuing such injunction or other equitable relief. The pre-trial discovery procedures of the Federal Rules of Civil Procedure shall apply to any arbitration hereunder. Any controversy concerning whether a dispute is an arbitrable dispute or as to the interpretation or enforceability of this paragraph shall be determined by the arbitrator. The arbitrator shall be a neutral arbitrator who has expertise in the subject matter(s) of the dispute. The parties intend that the provisions to arbitrate set forth herein be valid, enforceable and irrevocable. The designation of the situs or a governing law for this Amendment or the arbitration shall not be deemed an election to preclude application of the Federal Arbitration Act, if it would be applicable. In the arbitrator's award the arbitrator shall allocate, in such arbitrator's discretion, among the parties to the arbitration all costs of the arbitration, including the fees and expenses of the arbitrator and reasonable attorneys' fees, costs and expert witness expenses of the parties.

The parties agree to comply with any award made in any such arbitration proceedings that has become final in accordance with the Rules and agree to the entry of a judgment in any jurisdiction upon any award rendered in such proceedings becoming final under the Rules. The arbitrator shall be entitled, if appropriate, to award any remedy in such proceedings permitted in a civil proceeding under the laws of the State of New York including, if appropriate, monetary damages, specific performance and all other forms of legal and equitable relief.

SECTION 2.08. Article and Section Headings. The article, section and other headings contained in this Amendment and the exhibits and annexes hereto are for reference purposes only and shall not affect the meaning or interpretation of this Amendment. When a reference is made in this Amendment to a Section, such reference shall be to a Section of this Amendment unless otherwise indicated.

SECTION 2.09. Specific Enforcement. The parties hereto acknowledge and agree that irreparable damage would occur in
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                                                                               6

the event any of the provisions of this Amendment were not performed in accordance with their specific terms or were otherwise breached for which money damages would not be an adequate remedy. It is accordingly agreed that, notwithstanding Section 2.07, so long as permitted by applicable law, the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Amendment and to enforce specifically the terms and provisions hereof without the necessity of proving the inadequacy of money damages as a remedy.

SECTION 2.10. Severability. Should any provision of this Amendment for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any of the other provisions of this Amendment, which remaining provisions shall remain in full force and effect and the application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and enforced to the fullest extent permitted by law.

SECTION 2.11. Publicity. Except as otherwise required by any applicable law, court process or the rules of a national securities exchange or the Nasdaq National Market, for so long as this Amendment is in effect, none of any member of the FT Group, the Financial Institutions, the Company or CCUK shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Amendment without the consent of each other party to this Amendment, which consent shall not be unreasonably withheld.

IN WITNESS WHEREOF, each party hereto has executed this Amendment as of the day and year first above written.


                                        CROWN CASTLE INTERNATIONAL CORP.,


                                        by /s/ E. BLAKE HAWK
                                         -----------------------------------
                                        Name:  E. Blake Hawk
                                        Title: Executive Vice President


                                        CROWN CASTLE UK HOLDINGS LIMITED,


                                        by /s/ CHARLES C. GREEN, III
                                         -----------------------------------
                                        Name:  Charles C. Green, III
                                        Title: Director


                                        FRANCE TELECOM S.A.,


                                        by /s/ ERIC BOUVIER
                                        -----------------------------------
                                        Name:  Eric Bouvier
                                        Title: Senior Vice President


                                        TELEDIFFUSION DE FRANCE
                                        INTERNATIONAL S.A.,


                                        by /s/ ERIC BOUVIER
                                        -----------------------------------
                                        Name:  Eric Bouvier
                                        Title: Senior Vice President


                                        TRANSMISSION FUTURE NETWORKS B.V.


                                        by /s/ ERIC BOUVIER
                                        -----------------------------------
                                        Name:  Eric Bouvier
                                        Title: Senior Vice President